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                                                                    EXHIBIT 10.8

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                                   TERMINATION
                                       OF
                             STOCKHOLDERS AGREEMENT
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                                  by and among

                          CASTLE DENTAL CENTERS, INC.,
                             a Delaware corporation
                                (the "Company"),

                                       and

                   BANK OF AMERICA STRATEGIC SOLUTIONS, INC.,
                             a Delaware corporation
                                   ("B of A"),

                                   FSC CORP.,
                           a Massachusetts corporation
                                    ("FSC"),

                                  AMSOUTH BANK,
                         a national banking association
                                  ("Amsouth"),

                             HELLER FINANCIAL, INC.,
                             a Delaware corporation
                                   ("Heller"),

                        MIDWEST MEZZANINE FUND II, L.P.,
                         a Delaware limited partnership
                                  ("Midwest"),

                                       and

                                 James M. Usdan

                                  May 15, 2003

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                      TERMINATION OF STOCKHOLDERS AGREEMENT

     This Termination of Stockholders Agreement (this "Agreement") is entered into as of May 15, 2003, by and among Castle Dental Centers, Inc., a Delaware corporation (the "Company"), Heller Financial, Inc., a Delaware corporation ("Heller"), Midwest Mezzanine Fund II, L.P., a Delaware limited partnership ("Midwest"), and James M. Usdan ("Usdan"). Capitalized terms used and not otherwise defined in this Agreement have the respective meanings ascribed thereto in the Stockholders Agreement dated as of July 19, 2002 (the "Stockholders Agreement") between the parties to this Agreement.

                                    RECITALS

     WHEREAS, the parties to this Agreement have previously entered into the Stockholders Agreement, none of the parties to this Agreement have transferred any Restricted Securities, and no additional persons are entities have executed a joinder agreement or otherwise become a party to the Stockholders Agreement;

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company has entered into a Preferred Stock Purchase Agreement with Sentinel Capital Partners II, L.P., General Electric Capital Corporation, the successor to Heller, Midwest, Thomas Fitzpatrick, John M. Slack, and Usdan (the "Preferred Stock Purchase Agreement"), and, pursuant to Section 6.1(q) of the Preferred Stock Agreement, the termination of the Stockholders Agreement is a condition to closing of the Preferred Stock Purchase Agreement; and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company has entered into a Warrant Purchase Agreement with and Banc of America Strategic Solutions, Inc., a Delaware corporation ("B of A"), FSC Corp., a Massachusetts corporation ("FSC"), Amsouth Bank, a national banking association ("Amsouth") (the "Warrant Purchase Agreement"), and, pursuant to
Section 6(b) of the Warrant Purchase Agreement, B of A, FSC and Amsouth agreed to terminate the Stockholders Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

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                                   ARTICLE I.
                      TERMINATION OF STOCKHOLDERS AGREEMENT

Section 1.01 Consent to Termination. Pursuant to Section 5.02 of the Stockholders Agreement:

     (a) The Company hereby consents to the termination of the Stockholders Agreement.

     (b) B of A, FSC, Amsouth, and Heller, who constitute all of the Bank Stockholders and hold 100% of the Common Stock Equivalents currently held by Bank Stockholders subject to the Stockholders Agreement, have consented to, or, with respect to Heller, hereby consent to, the termination of the Stockholders Agreement.

     (c) Heller, Midwest and Usdan, who constitute all of the New Money Stockholders and hold 100% of the Common Stock Equivalents currently held by New Money Stockholders subject to the Stockholders Agreement, hereby consent to the termination of the Stockholders Agreement.

     (d) Heller and Midwest, who constitute all of the Preferred Stockholders and hold 100% of the Common Stock Equivalents currently held by Preferred Stockholders subject to the Stockholders Agreement, hereby consent to the termination of the Stockholders Agreement.

Section 1.02 Termination. Pursuant to consents contained in Section 1.01 of this Agreement, the Stockholders Agreement is hereby terminated.

                                   ARTICLE II.
                                  MISCELLANEOUS

Section 2.01 Governing Law; Submission to Jurisdiction.

     (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     (b) Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of Delaware or of the United States of America for the district of Delaware, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby accepts for itself and (to the extent permitted by law) in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties to this Agreement hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or

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hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

     (c) Nothing herein shall affect the right of any holder to serve process in any other manner permitted by law.

     (d) Each of the parties to this Agreement hereby (i) irrevocably and unconditionally waive, to the fullest extent permitted by law, trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein; (ii) irrevocably waive, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages; (iii) certify that no party hereto nor any representative or agent of counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (iv) acknowledge that it has been induced to enter into this Agreement and the transactions contemplated hereby among other things, the mutual waivers and certifications contained in this Section 2.01.

Section 2.02 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all previous oral or written communications, representations or agreements.

Section 2.03 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

Section 2.04 Further Assurances. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

Section 2.05 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Termination of Stockholders Agreement as of the date first above written.

                                       COMPANY

                                       CASTLE DENTAL CENTERS, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       STOCKHOLDERS:

                                       HELLER FINANCIAL, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       MIDWEST MEZZANINE FUND II, L.P.

                                       By:  ABN AMRO Mezzanine Management
                                            II, L.P., its general partner

                                       By:  ABN AMRO Mezzanine Management
                                            II, Inc., its general partner

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       -----------------------------------------
                                       James M. Usdan